UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

NSTAR

(Exact name of registrant as specified in its charter)

Massachusetts	001-14768	04-3466300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 Boylston Street, Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

(617) 424-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2012, NSTAR and Northeast Utilities reached comprehensive merger-related agreements with both the Massachusetts Department of Energy Resources and the Office of the Attorney General of the Commonwealth of Massachusetts.

The first Settlement Agreement, between NSTAR, Northeast Utilities, NSTAR’s wholly-owned subsidiaries NSTAR Electric Company and NSTAR Gas Company, and Northeast Utilities’ wholly-owned subsidiary Western Massachusetts Electric Company (WMECO), was reached with the Office of the Attorney General of the Commonwealth of Massachusetts and the Massachusetts Department of Energy Resources (collectively, the “Settling Parties”). This agreement covers a variety of rate-making and rate design issues, including a distribution rate freeze until 2016 for NSTAR Electric, NSTAR Gas and WMECO.

NSTAR Electric Company, NSTAR Gas Company and WMECO also entered into a second Settlement Agreement with the Massachusetts Department of Energy Resources. This agreement covers a variety of matters impacting the advancement of Massachusetts clean energy goals established by the Green Communities Act and Global Warming Solutions Act.

Pursuant to the terms and provisions of the Settlement Agreements, the Settling Parties agree that the proposed merger between NSTAR and Northeast Utilities set forth in the Merger Agreement and proposed to be approved by the Massachusetts Department of Public Utilities is consistent with the public interest and should be approved. The Settling Parties have requested a merger approval date of April 4, 2012.

NSTAR and Northeast Utilities issued a joint press release highlighting the key provisions in the Settlement Agreements, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Settlement Agreement entered into by and among NSTAR Electric Company, NSTAR Gas Company, NSTAR, Western Massachusetts Electric Company, Northeast Utilities, the Attorney General of the Commonwealth of Massachusetts and the Massachusetts Department of Energy Resources, dated February 15, 2012.

10.2	Settlement Agreement entered into by and among NSTAR Electric Company, NSTAR Gas Company, Western Massachusetts Electric Company, and the Massachusetts Department of Energy Resources, dated February 15, 2012.

99.1	Press Release jointly issued by NSTAR and Northeast Utilities, dated February 15, 2012.

For further information regarding the pending NU-NSTAR merger, please refer to the Registration Statement on Form S-4 (Registration No. 333-170754) filed by NU with the Securities and Exchange Commission (SEC) in connection with the merger, and NSTAR’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 6, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR (Registrant)

Date: February 15, 2012	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr. Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)